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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2002

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



                     Delaware                           75-2759650
        --------------------------------          -----------------------
        (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)          Identification Number)

          777 Main Street, Suite 1400, Fort Worth, Texas            76102
      --------------------------------------------------------   ----------
           (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


Item 5.  Other Events.

         On August 26, 2002, Encore Acquisition Company, a Delaware corporation (the "Company"), issued a press release announcing the promotion of Jon S. Brumley, Executive Vice President, Business Development to the position of President of the Company and the promotion of Gene R. Carlson to Executive Vice President and Chief Operating Officer.

A copy of the press release is filed as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated August 26, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ENCORE ACQUISITION COMPANY




Date:    August 27, 2002        By: /s/ Morris B. Smith
                                    --------------------------------------------
                                    Morris B. Smith
                                    Chief Financial Officer, Treasurer,
                                    Executive Vice President and Principal
                                    Financial Officer






Date:    August 27, 2002        By: /s/ Robert C. Reeves
                                    --------------------------------------------
                                    Robert C. Reeves
                                    Vice President, Controller and Principal
                                    Accounting Officer

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------
 99.1         Press Release dated August 26, 2002.